Exhibit 17(f)


[Proxy Card Front]


                           CLASS __ SHAREHOLDERS OF
       MERRILL LYNCH CALIFORNIA LIMITED MATURITY MUNICIPAL BOND FUND OF MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST

                                 P.O. BOX 9011

                       PRINCETON, NEW JERSEY 08543-9011


                                     PROXY

          This proxy is solicited on behalf of the Board of Trustees


         The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Class __ shares of beneficial interest of Merrill Lynch California Limited Maturity Municipal Bond Fund of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (the "Fund") held of record by the undersigned on April 2, 2001 at a Special Meeting of shareholders of the Fund to be held on May 29, 2001, or any adjournment thereof.

         This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is made, this proxy will be voted "for" item 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)


[Proxy Card Reverse]

         Please mark boxes /X/ or [X] in blue or black ink.

         1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among Merrill Lynch California Limited Maturity Municipal Bond Fund, Merrill Lynch California Insured Municipal Bond Fund and Merrill Lynch California Municipal Bond Fund.

                  FOR [_]        AGAINST [_]        ABSTAIN [_]

         2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                                   Please sign exactly as name appears hereon.
                                   When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       Dated:__________________________________


                                       X_______________________________________
                                                        Signature

                                       X_______________________________________
                                                Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.


[Proxy Card Front]


            MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND OF
                MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST

                                 P.O. BOX 9011

                       PRINCETON, NEW JERSEY 08543-9011


                                     PROXY

          This proxy is solicited on behalf of the Board of Trustees


         The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of beneficial interest of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust (the "Fund") held of record by the undersigned on April 2, 2001 at a Special Meeting of shareholders of the Fund to be held on May 29, 2001, or any adjournment thereof.

         This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is made, this proxy will be voted "for" item 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)


[Proxy Card Reverse]

         Please mark boxes /X/ or [X] in blue or black ink.

         1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among Merrill Lynch California Insured Municipal Bond Fund, Merrill Lynch California Limited Maturity Municipal Bond Fund and Merrill Lynch California Municipal Bond Fund.

                  FOR [_]           AGAINST [_]        ABSTAIN [_]

         2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                                   Please sign exactly as name appears hereon.
                                   When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:___________________________________


                                      X________________________________________
                                                       Signature

                                      X________________________________________
                                               Signature, if held jointly


Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.